2014 Outlook
1
Business Driver 2014 Outlook v. 2013 Results Changes Since 10/22/2014
Average  LHI
Low 20’s percent growth, pace
declining
-
Average LHI –
Mortgage Finance
Low 20s percent growth,
with some decrease in Q4-2014
Increased from low/mid teens
Average Deposits Upper 20’s percent growth
-
Liquidity Assets
Growth with 5-8 bps  impact on NIM;
impact increasing with minimal
impact on net interest income
-
Net Interest Income Low double-digit percent growth
-
Net Interest Margin
Small decrease from previous
outlook, now 3.75% to 3.85%
-
Net Charge-Offs
Less than 0.15%, and continued
strong credit quality
-
NIE
High single-digit to low double-digit
percent growth
-
Efficiency Ratio
Less than 55%, slight reduction from
2013
-
Exhibit 99.1